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                                                                   EXHIBIT 10.14

                         MODIFICATION OF PROMISSORY NOTE


DATE:           February 29, 1996

PARTIES:        Maker: BOSTON HSR LIMITED PARTNERSHIP,
                       a Massachusetts limited partnership

                Payee: DOUBLETREE PARTNERS, a Delaware partnership, formerly known as GUEST QUARTERS HOTELS
                       PARTNERSHIP, a Delaware partnership


RECITALS:

         A. Payee has extended to Maker a loan in the principal amount of $4,000,000.00, as evidenced by the Promissory Note dated as of January 1, 1993 ("Note").

         B. Maker has requested that Payee modify the Note as provided herein. Payee is willing to so modify the Note subject to the terms and conditions herein.

AGREEMENTS:

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Maker and Payee agree as follows:

         1. Maker acknowledges the accuracy of the Recitals.

         2. The Note is modified as follows:

         The principal amount of the Note is $4,500,000.00 to evidence the increase in the amount of the loan made by Payee to Maker.

         3. Maker hereby accepts the modification and agreements herein contained and hereby promises to pay the unpaid principal balance of the Note as modified, together with interest thereon at the rate or rates per annum therein provided, and to pay and perform all other obligations of Maker, all pursuant to the terms of the Note as modified.

         4. Maker hereby represents and warrants to Payee that: (a) each representation of Maker in the Note or in any other agreement, document or instrument evidencing, securing, or otherwise relating to Maker's indebtedness to Payee (collectively referred to as the "Loan Documents") is true and correct on the date hereof; (b) no default or event of default under the Note or any other Loan Document, nor any event which, with the giving of notice or the passage of time or both, would be a default thereunder, has
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occurred and is continuing; and (c) Maker has no claims, counterclaims, defenses, or set-offs with respect to the indebtedness evidenced by the Note.

         5. The Note and other Loan Documents are ratified and affirmed by Maker and shall remain in full force and effect as modified herein.

         IN WITNESS WHEREOF, Maker has executed and delivered this Modification to Note on the day and year first above written.

                                             BOSTON HSR LIMITED PARTNERSHIP,
                                             a Massachusetts limited partnership

                                             By: /s/ Edwin Sidman
                                                 --------------------------
                                             Name:
                                                   A General Partner


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